SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

Hometown Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hometown Bancorp, Inc.
12 Main Street
Walden, New York 12586

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held at 4:00 p.m., Eastern Standard Time on May 13, 2009.

As part of our efforts to cut unnecessary expenses and conserve the environment, Hometown Bancorp, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement, proxy card and annual report are available at:

http://www.cfpproxy.com/6263

The 2009 Annual Stockholders Meeting for Hometown Bancorp, Inc. will be held at 4:00 P.M., Eastern Standard Time on May 13, 2009 at Walden Federal Savings and Loan Association, 12 Main Street, Walden, New York 12586. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors of Hometown Bancorp, Inc., each to serve for a three-year period;

2.	the ratification of the appointment of Beard Miller Company LLP as Hometown Bancorp’s independent registered public accounting firm for the year ending December 31, 2009; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on March 20, 2009 are the stockholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

In order to vote, simply cast your vote on the enclosed proxy card and mail it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of Hometown Bancorp, Inc. common stock as of the close of business on the record date.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 1, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Stockholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

➢	Call our toll-free number, (800) 951-2405; or
➢	Visit our website at http://www.cfpproxy.com/6263; or
➢	Send us an email at fulfillment@rtco.com.

and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.